UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2008

Solomon Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50532	52-1812208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1224 Mill St., Bldg. B
East Berlin, Connecticut 06023
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (860) 828-2060

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements:

Some of the statements in this report are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about our plans, objectives, expectations, intentions and assumptions that are not statements of historical fact. You can identify these statements by the following words:

- "may"
- "will"
- "should"
- "estimates"
- "plans"
- "expects"
- "believes"
- "intends"

and similar expressions. We cannot guarantee our future results, performance or achievements. Our actual results and the timing of corporate events may differ significantly from the expectations discussed in the forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements. Potential risks and uncertainties that could affect our future operating results include, but are not limited to, the risks described in our Annual Report on Form 10-KSB for the year ended December 31, 2006.

Item 1.01.	Entry into a Material Definitive Agreement, and

Item 3.02.	Unregistered Sales of Equity Securities.

On February 6, 2008, the Company entered into an agreement dated as of February 5, 2008 with Iroquois Master Fund Ltd. (“Iroquois”), a holder of the Company’s Variable Rate Self-Liquidating Senior Secured Convertible Debentures due April 17, 2009 (the “Debentures”). Under the agreement, the Company agreed to issue to Iroquois on February 7, 2008, in partial satisfaction of redemption payments due to Iroquois on January 1, 2008 and February 1, 2008 (the “January and February Redemption Payments”), shares (“Conversion Shares”) of common stock, par value $.001 per share (“Common Stock”). The number of Conversion Shares to be issued was calculated by dividing the dollar amount of the January and February Redemption Payments by 82.5% of the average of the daily volume weighted average price of the Company’s Common Stock for the 6 trading days ending on February 6, 2008. The number of Conversion Shares that will be issued on February 7, 2008 will not exceed 480,000 shares.

The Company also agreed to true-up Iroquois’s January and February Redemption Payments, if necessary, by issuing an additional number of Conversion Shares equal to the difference between the number of Conversion Shares issued on February 7, 2008 and a number determined by dividing the dollar amount of the January and February Redemption Payments by 82.5% of the average of the daily volume weighted average price of the Company’s Common Stock for the 6 trading days ending on February 14, 2008.

To induce Iroquois to enter into the agreement, the Company agreed to issue to it an additional 21,116 restricted shares of Common Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLOMON TECHNOLOGIES, INC. (Registrant)

Dated: February 6, 2008	By:	/s/ Gary M. Laskowski
Gary M. Laskowski Principal Executive Officer